                   SPECIMEN COMMON STOCK CERTIFICATE (FRONT)
-------------------------------------------------------------------------------
       Number                                                      Shares

---------------------               [LOGO]                 ---------------------

    Common Stock

                        HUGHES ELECTRONICS CORPORATION

             INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

                                                                    CUSIP

THIS CERTIFIES THAT

                                                              SEE REVERSE FOR
                                                            CERTAIN DEFINITIONS

                                   SPECIMEN

is the owner of

        FULLY PAID AND NONASSESSABLE OF THE $.01 PAR VALUE COMMON STOCK OF

                        HUGHES ELECTRONICS CORPORATION

transferable only on the books of the corporation by the holder hereof in person or by attorney upon surrender of this Certificate properly endorsed.

        IN WITNESS WHEREOF, the said Corporation has caused this certificate to be signed by its duly authorized offers and its Corporate Seal to be forever affixed this ____ day of ____, ____.

        Dated:
                                CORPORATE SEAL

            SPECIMEN                                        SPECIMEN

/s/        Signature                           /s/          Signature
-----------------------------                  -----------------------------
           Secretary                                        President



                  SPECIMEN COMMON STOCK CERTIFICATE (REVERSE)
-------------------------------------------------------------------------------

                        HUGHES ELECTRONICS CORPORATION


The shares represented by this Certificate have not been registered under the Securities Act of 1933, as amended, and may not be transferred in the absence of such registration or any exemption therefrom under such Act, and in compliance with all applicable state securities or blue sky laws.

        FOR VALUE RECEIVED, _______________________ hereby sell, assign and transfer unto ________ ________ Shares represented by the written Certificate and do hereby irrevocably constitute and appoint _____________, Attorney to transfer the said Shares on the books of the written named Corporation with full power of substitution in the premises.


Dated ______________

      In presence of

___________________________________________________